EXHIBIT 99.2

Earnings Presentation July 2026 Great Southern Bancorp. Inc (NASDAQ: GSBC) Second Quarter Ended June 30, 2026

Forward - Looking Statements When used in this presentation and in other documents filed or furnished by the Company with or to the Securities and Exchange Commission (the “SEC”), in the Company's other press releases or other public or stockholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases “may,” “might,” “could,” “should,” "will likely result," "are expected to," "will continue," "is anticipated," “believe,” "estimate," "project," "intends" or similar expressions are intended to identify "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements also include, but are not limited to, statements regarding plans, objectives, expectations or consequences of announced transactions, known trends and statements about future performance, operations, products and services of the Company. The Company’s ability to predict results or the actual effects of future plans or strategies is inherently uncertain, and the Company’s actual results could differ materially from those contained in the forward - looking statements. Factors that could cause or contribute to such differences include, but are not limited to: (i) expected revenues, cost savings, earnings accretion, synergies and other benefits from the Company's merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (ii) changes in economic conditions, either nationally or in the Company's market areas; (iii) the effects of any new or continuing public health issues on general economic and financial market conditions; (iv) fluctuations in interest rates, the effects of inflation or a potential recession, whether caused by Federal Reserve actions or otherwise; (v) the impact of bank failures or adverse developments at other banks and related negative press about the banking industry in general on investor and depositor sentiment; (vi) slower or negative economic growth caused by tariffs, changes in energy prices, supply chain disruptions or other factors; (vii) the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write - offs and changes in estimates of the adequacy of the allowance for credit losses; (viii) the possibility of realized or unrealized losses on securities held in the Company's investment portfolio; (ix) the Company's ability to access cost - effective funding and maintain sufficient liquidity; (x) fluctuations in real estate values and both residential and commercial real estate market conditions; (xi) the ability to adapt successfully to technological changes to meet customers' needs and developments in the marketplace; (xii) the possibility that security measures implemented might not be sufficient to mitigate the risk of a cyber - attack or cyber theft, and that such security measures might not protect against systems failures or interruptions; (xiii) legislative or regulatory changes that adversely affect the Company's business; (xiv) changes in accounting policies and practices or accounting standards; (xv) results of examinations of the Company and Great Southern Bank by their regulators, including the possibility that the regulators may, among other things, require the Company to limit its business activities, change its business mix, increase its allowance for credit losses, write - down assets or increase its capital levels, or affect its ability to borrow funds or maintain or increase deposits, which could adversely affect its liquidity and earnings; (xvi) costs and effects of litigation, including settlements and judgments; (xvii) competition; and (xviii) natural disasters, war, terrorist activities or civil unrest and their effects on economic and business environments in which the Company operates. The Company wishes to advise readers that the factors listed above and other risks described in the Company’s most recent Annual Report on Form 10 - K, including, without limitation, those described under “Item 1A. Risk Factors,” subsequent Quarterly Reports on Form 10 - Q and other documents filed or furnished from time to time by the Company with the SEC (which are available on our website at www.greatsouthernbank.com and the SEC’s website at www.sec.gov), could affect the Company's financial performance and cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake - and specifically declines any obligation - to publicly release the result of any revisions which may be made to any forward - looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. Great Southern Bancorp. Inc | 2

Executive Management Team Joseph W. Turner joined Great Southern in 1991 and became an officer of Bancorp in 1995. He was appointed to the Board of Directors of Bancorp and Great Southern in 1997 and has served as President and Chief Executive Officer since 2000. In this role, he has led the company’s strategic vision, financial growth, and operational execution, positioning Great Southern as a strong and competitive institution. Before joining Great Southern, Mr. Turner practiced law with Stinson LLP in Kansas City, Missouri, where he specialized in financial and corporate matters. His deep understanding of regulatory compliance, risk management, and corporate governance has been instrumental in guiding the bank’s financial strategy. Mr. Turner is the son of William V. Turner, Chairman of the Board, and the brother of Julie Turner Brown, a fellow director. He also serves on the board of CoxHealth, contributing expertise in financial oversight. His decades of leadership have driven Great Southern’s success, ensuring stability, disciplined management, and long - term value for shareholders. Joseph W. Turner President & Chief Executive Officer Rex A. Copeland Senior Vice President & Chief Financial Officer Rex A. Copeland has served as Senior Vice President, Chief Financial Officer, and Treasurer of Great Southern Bancorp, Inc. and Great Southern Bank since 2000. He oversees all financial functions of the company, including financial reporting, strategic planning, risk management, and capital allocation. With decades of experience in corporate finance, he has played a pivotal role in shaping financial policies, ensuring regulatory compliance, and optimizing efficiency. Before joining Great Southern, Mr. Copeland held financial leadership positions at Bank One Corporation, where he contributed to internal audit, financial strategy and corporate accounting. He began his career as an auditor with Forvis Mazars, LLP (formerly BKD, LLP), developing a strong foundation in financial reporting, internal controls, and audit procedures. Previously practicing as a Certified Public Accountant, he has expertise in financial management, corporate governance, and regulatory affairs. Mr. Copeland’s leadership has been instrumental in Great Southern’s stability and long - term growth. His financial expertise supports disciplined fiscal management and shareholder value. He remains active in industry organizations, offering insights on financial best practices and corporate strategy. Great Southern Bancorp. Inc | 3

Financial Performance Great Southern Bancorp. Inc (NASDAQ: GSBC) Quarter Ended June 30, 2026

Highlights & Developments Great Southern Bancorp. Inc | 5 Earnings Performance: 2Q26 net income decreased to $15.8 million ($1.43 per diluted share) from $19.8 million ($1.72 per diluted share) in 2Q25, primarily driven by one - time expenses recorded in the 2026 period related to the strategic consolidations of certain banking centers and limited workforce reductions. Net Interest Income & Margin: Net interest income decreased by $1.5 million, or 2.9% year - over - year, to $49.5 million, with an annualized net interest margin of 3.76%, up from 3.68% in 2Q25. Asset Quality: Non - performing assets were $9.4 million (0.17% of total assets), representing an increase of $1.3 million from December 31, 2025, but a sequential decrease of $676,000 compared to March 31, 2026. Our overall asset quality metrics continue to reflect our conservative underwriting posture and disciplined portfolio management. Capital Strength : Stockholders' equity increased by $ 5 . 5 million to $ 641 . 6 million, compared to December 31 , 2025 . The tangible common equity to tangible common assets ratio was 11 . 47 % at June 30 , 2026 . Loan Portfolio Trends: Total net loans, excluding mortgage loans held for sale, decreased $49.1 million, or 1.1%, to $4.31 billion from $4.36 billion at December 31, 2025, primarily due to decreases in commercial real estate and other residential (multi - family) loans, partially offset by an increase in construction loans. 2Q25 1Q26 2Q26 ($000S EXCEPT PER SHARE DATA) INCOME STATEMENT $50,963 $48,328 $49,493 Net Interest Income $19,786 $17,476 $15,795 Net Income $1.72 $1.58 $1.43 Earnings per Diluted Common Share 4Q25 2Q26 ($000S) BALANCE SHEET $636,126 $641,597 Total Stockholders’ Equity $4,427,678 $4,377,132 Loans Receivable, Gross $4,482,774 $4,302,067 Total Deposits 2Q25 1Q26 2Q26 ASSET QUALITY RATIOS 1.41% 1.43% 1.46% Allowance for Credit Losses to Period - End Loans 0.14% 0.18% 0.17% Non - Performing Assets to Period - End Assets (0.01)% (0.00%) 0.07% Annualized Net Charge - Offs (recoveries) to Average Loans

$50,963 $48,328 $49,493 3.68% 3.71% 3.76% 2Q25 1Q26 2Q26 Income Statement Net Income Performance: GSBC reported net income of $15.8 million in 2Q26, a 20.2% decrease from $19.8 million in 2Q25, primarily reflecting the impact of one - time branch consolidation and severance charges recorded in the 2026 period and also due to the absence of terminated swap interest income in 2026. Earnings Per Share: Earnings per diluted common share decreased to $1.43 in 2Q26 from $1.72 in 2Q25, marking a 16.9% decrease. Net Interest Income: There was a 2.9% decrease in net interest income, reaching $49.5 million in 2Q26 compared to $51.0 million in 2Q25, largely driven by completion in October 2025 of accounting recognition of interest income from a previously terminated interest rate swap. Non - interest Expense: Total non - interest expense increased to $38.2 million in 2Q26, an increase of $3.2 million from 2Q25. This increase was largely attributable to the one - time consolidation and severance expenses. Net Interest Margin: Net interest margin improved by 8 basis points, standing at 3.76% in 2Q26, compared to 3.68% in 2Q25. Net Interest Margin & Net Interest Income Dollars In Thousands Net Interest Margin Net Interest Income Great Southern Bancorp. Inc | 6

$(2) $411 $615 $641 $5 $1,266 $1,231 $1,248 $3,444 $3,101 $3,392 $893 $719 $795 $340 $305 $1,886 $1,229 $136 $989 $(28) 2Q25 1Q26 2Q26 Non - Interest Income Dollars In Thousands Other income Late charges and fees on loans Net gains on loan sales POS and ATM fee income and service charges Overdraft and Insufficient funds fees Commissions Gain (loss) on derivative interest rate products Non - Interest Income Great Southern Bancorp. Inc | 7 Total Non - Interest Income: $7.4 million, a 10.2% decrease from $8.2 million in 2Q25. POS and ATM fee income and service charges: $3.4 million, down 1.5% from $3.4 million in 2Q25. Overdraft and insufficient funds fees: $1.2 million, a 1.4% decrease from $1.3 million in 2Q25. Late charges and fees on loans: $305,000, a 10.3% decrease compared to $340,000 in 2Q25. Other Non - Interest Income: $989,000, a 47.6% decrease from $1.9 million in 2Q25. This decrease is primarily due to elevated, one - time tax credit income in 2Q25. Net gains on loan sales: $795,000, down 11.0% from $893,000 in 2Q25. Gain (loss) on derivative interest rate products: $5,000 compared to a loss of $28,000 in 2Q25.

All Other Non - Interest Expense Non - Interest Expense Total Non - Interest Expense: $38.2 million, a $3.2 million increase from $35.0 million in 2Q25, heavily driven by one - time consolidation and severance costs. Net Occupancy and Equipment Expense: Increased to $10.7 million, representing a $2.2 million year - over - year increase. This change was primarily driven by a one - time $1.4 million asset valuation allowance on four owned banking facilities slated for consolidation and a $163,000 lease termination charge for a consolidated loan production office, alongside a $333,000 increase in computer support and licensing related to strategic technology upgrades. Salaries and Employee Benefits: Increased by $686,000 to $20.7 million compared to $20.0 million in the second quarter of 2025. This increase includes $561,000 in one - time severance costs recorded during the 2026 quarter for staff reductions associated with banking center consolidation and other limited workforce reductions. $20,005 $20,071 $20,691 $15,000 $14,721 $17,531 2Q25 1Q26 Salaries & Employee Benefits 2Q26 Non - Interest Expense Dollars In Thousands Great Southern Bancorp. Inc | 8

4,482.8 $4,445.2 $4,302.1 4Q25 1Q26 2Q26 $2,289.4 $2,264.4 $2,197.6 $841.5 $857.4 $877.4 $688.4 $671.4 $651.5 $663.4 $652.0 $575.6 $2,500 $2,000 $1,500 $1,000 $500 $0 4Q25 2Q26 Interest - bearing 1Q26 Non - Interest - bearing Time Brokered Great Southern Bancorp. Inc | 9 Deposits Interest - Bearing Deposits: Decreased by $91.8 million, or 4.0%, compared to 4Q25, primarily driven by a decrease in certain money market accounts. Non - Interest - Bearing Deposits: Increased by $35.9 million, or 4.3%, compared to 4Q25. Time Deposits: Decreased by $36.9 million, or 5.4%, compared to 4Q25. Brokered Deposits: Decreased by $87.8 million, or 13.2%, compared to 4Q25. Deposit Breakdown Dollars In Millions Total Deposits Dollars In Millions

Capital Stockholders’ Equity at June 30, 2026: $641.6 million, or 11.6% of total assets, representing a $5.5 million increase from $636.1 million (11.4% of total assets) at December 31, 2025. Key Drivers of Change in Stockholders’ Equity (Six Months Ended June 30, 2026): ● $33.3 million in net income. ● $11.9 million in stock option exercises. ● $9.4 million in cash dividends declared. ● $24.8 million in common stock repurchases. ● $5.5 million decrease driven by an increase in the AOCI loss compared to 4Q25. *Preliminary Mar. 31, 2026 Dec. 31, 2025 June 30, 2026* Consolidated Regulatory Capital Ratios 12.2% 12.2% 12.4% Tier 1 Leverage Ratio 13.5% 13.6% 14.0% Common Equity Tier 1 Capital Ratio 14.0% 14.1% 14.6% Tier 1 Capital Ratio 15.2% 15.3% 15.8% Total Capital Ratio 11.0% 11.2% 11.5% Tangible Common Equity Ratio $636.1 11.4% $633.6 11.1% $641.6 11.6% 4Q25 1Q26 2Q26 Stockholders’ Equity Dollars In Millions Percentage of Total Assets Total Stockholders’ Equity Great Southern Bancorp. Inc | 10

Consumer* $182,776 4% Single Family Real Estate $795,911 18% Multi - family Real Estate $1,347,498 31% Commercial Real Estate $1,482,857 34% Const & Land Dev $402,364 9% Commercial Business $173,594 4% Loan Portfolio by Category Gross Loans [in thousands] *Includes Home Equity Loans of $139,377 6 - 30 - 26 $4,385,000 *Includes Home Equity Loans of $134,704 3 - 31 - 26 $4,533,822 Consumer* $179,525 4% Great Southern Bancorp. Inc | 11 Single Family Real Estate $789,551 17% Multi - family Real Estate $1,369,294 30% Commercial Real Estate $1,583,124 35% Const & Land Dev $432,146 10% Commercial Business $180,182 4%

Kansas City $232,994 5% St. Louis $748,168 17% Springfield $385,530 9% Missouri - Other $231,289 5% Iowa/Nebraska/ South Dakota $312,639 7% Minnesota $317,826 7% Oklahoma $90,642 2% Denver $138,165 3% $141,530 3% Colorado - Other $122,229 3% Chicago $168,743 Georgia 4% Dallas $188,499 4% Texas - Other $307,504 7% 2% Southern Region $301,609 7% Midwest Region $277,428 6% Florida $174,634 4% Phoenix $101,359 Other Region $144,212 3% Loan Portfolio by Region Gross Loans [in thousands] 6 - 30 - 26 $4,385,000 3 - 31 - 26 $4,533,822 Kansas City $232,330 5% Great Southern Bancorp. Inc | 12 St. Louis $747,154 17% Springfield $384,159 8% Missouri - Other $237,936 5% Iowa/Nebraska/ South Dakota $388,026 9% Minnesota $304,665 7% Oklahoma $110,964 2% Denver $135,443 3% Georgia $140,479 3% Colorado - Other $107,321 2% $167,960 4% Dallas Chicago $206,677 5% Texas - Other $298,822 7% 3% Florida $193,313 4% Phoenix $127,006 Midwest Region $286,114 6% Southern Region $330,945 7% Other Region $134,508 3%

Asset Quality Metrics Non - Performing Assets (NPAs): Decreased to $9.4 million, representing 0.17% of total assets, down from $10.1 million (0.18% of total assets) in 1Q26. Allowance for Credit Losses (ACL): Remained stable at 1.46% of total loans, compared to 1.43% in 1Q26 and 1.46% at December 31, 2025. Net Charge - Offs (Recoveries): Net charge - offs totaled $819,000 for the quarter, representing 0.07% of average loans on an annualized basis, compared to net recoveries of $111,000 (an annualized recovery rate of 0.01%) in 2Q25. Provision (Credit) for Credit Losses on Loans and Unfunded Commitments: Recorded a provision expense for unfunded commitments of $8,000, compared to a negative provision (credit) of $110,000 in 2Q25, reflecting current portfolio trends and management’s assessment of the adequacy of reserves. Net Charge - Offs (Recoveries) $819,000 ($22,000) 4Q25 ($13,000) 1Q26 2Q26 $8.1 $10.1 $9.4 0.15% 0.18% 0.17% 2Q26 Non - Performing Assets Dollars in Millions 4Q25 1Q26 Non - Performing Assets to Period - End Assets Non - Performing Assets Great Southern Bancorp. Inc | 13

Non - GAAP Reconciliation Great Southern Bancorp. Inc | 14 This document contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”), specifically, the ratio of tangible common equity to tangible assets. In calculating the ratio of tangible common equity to tangible assets, we subtract period - end intangible assets from common equity and from total assets. Management believes that the presentation of this measure excluding the impact of intangible assets provides useful supplemental information that is helpful in understanding our financial condition and results of operations, as it provides a method to assess management’s success in utilizing our tangible capital as well as our capital strength. Management also believes that providing a measure that excludes balances of intangible assets, which are subjective components of valuation, facilitates the comparison of our performance with the performance of our peers. In addition, management believes that this is a standard financial measure used in the banking industry to evaluate performance. This non - GAAP financial measurement is supplemental and is not a substitute for any analysis based on GAAP financial measures. Because not all companies use the same calculation of non - GAAP measures, this presentation may not be comparable to other similarly titled measures as calculated by other companies.

Non - GAAP Reconciliation Great Southern Bancorp. Inc | 15 Non - GAAP Reconciliation: Ratio of Tangible Common Equity to Tangible Assets June 30, 2026 December 31, 2025 (Dollars in thousands) $ 636,126 $ 641,597 Common equity at period end 9,660 9,444 Less: Intangible assets at period end $ 626,466 $ 632,153 Tangible common equity at period end (a) $ 5,598,606 $ 5,522,824 Total assets at period end 9,660 9,444 Less: Intangible assets at period end $ 5,588,946 $ 5,513,380 Tangible assets at period end (b) 11.21% 11.47 % Tangible common equity to tangible assets (a) / (b)

Contact Us Great Southern Bancorp. Inc (NASDAQ: GSBC) Kincade Ayers (616) 233 - 0500 - GSBC@lambert.com Investor Relations